UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to Named Executive Officers

On May 24, 2016, Baker Hughes Incorporated (the "Company") made the following changes to the Company's named executive officers. Mr. Belgacem Chariag moved from Chief Integration Officer of the Company to the role of President, Global Operations, and Mr. Derek Mathieson moved from Chief Marketing and Technology Officer, to the role of Chief Commercial Officer.

Mr. Chariag, age 53, served as Chief Integration Officer since December 2014, President of Global Products and Services from October 2013 to December 2014, and President of Eastern Hemisphere Operations from 2009 to 2013. Prior to joining the Company in 2009, he served as Vice President/Director HSE of Schlumberger Limited from May 2008 to 2009, President of Well Services, a Schlumberger product line, from 2006 to 2008, and Vice President Marketing Oilfield Services for Europe, Africa and CIS of Schlumberger from 2004 to 2006. On May 23, 2016, the Compensation Committee of the Board of Directors of the Company increased Mr. Chariag’s base salary from $700,000 to $750,000 and granted him a restricted stock unit award of 44,120 shares of common stock of the Company. The award vests 100% on the second anniversary of the grant date.

Mr. Mathieson, age 46, served as Vice President, Chief Technology and Marketing Officer since September 2015, Chief Strategy Officer from October 2013 to September 2015, President Western Hemisphere Operations from 2012 to 2013, President, Products and Technology from May 2009 to January 2012, and Chief Technology and Marketing Officer of the Company from December 2008 to May 2009.

There are no family relationships existing between Messrs. Chariag and Mathieson and any director or executive officer of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Messrs. Chariag and Mathieson or any member of their immediate families had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Messrs. Chariag and Mathieson and any other persons pursuant to which Messrs. Chariag or Mathieson are appointed to such positions.

Retirement of Chief Accounting Officer

On May 19, 2016, Mr. Alan J. Keifer, Chief Accounting Officer of the Company, announced his retirement from the Company, effective July 31, 2016. A replacement for Mr. Keifer has not been appointed yet.

Amendment to the Executive Severance Plan

On May 24, 2016, the Board of Directors of the Company approved the Amendment and Restatement of the Baker Hughes Incorporated Executive Severance Plan under which participants who were previously included in Salary Bands I and II are now covered under a new Salary Band EL and may be eligible for cash severance benefits equal to 12 months of base compensation. The amendments do not affect the Company's named executive officers.

Approval of Restricted Stock Unit Award Agreement and Terms and Conditions

On May 23, 2016, the Compensation Committee of the Board of Directors of the Company approved a new form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officer grants under the 2002 Director & Officer Long-Term Incentive Plan that contains a two-year cliff vesting schedule based upon continued employment.

The foregoing descriptions of the Executive Severance Plan and the Restricted Stock Unit Award Agreement and Terms and Conditions do not purport to be complete and are qualified in their entirety by reference to the complete text of the aforementioned documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of the Company was held on May 24, 2016 (the "Annual Meeting") to (i) elect thirteen members to the Board of Directors to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, (iii) ratify Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2016; and (iv) vote on a stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals. Each of the directors nominated was elected, the vote to approve the Company's executive compensation program and the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2016 were approved. The vote on the stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals failed.

As of April 1, 2016, the record date, there were 437,879,154 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting and 378,848,253 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the majority of votes cast with respect to the election of each director is required for the approval of such director. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
Larry D. Brady	334,176,668	12,531,882	189,339	31,950,364
Gregory D. Brenneman	333,046,185	13,664,602	187,102	31,950,364
Clarence P. Cazalot, Jr.	332,133,566	14,580,821	183,502	31,950,364
Martin S. Craighead	335,296,966	10,414,563	1,186,360	31,950,364
William H. Easter III	335,448,669	11,254,263	194,957	31,950,364
Lynn L. Elsenhans	344,595,251	2,122,216	180,422	31,950,364
Anthony G. Fernandes	332,727,087	13,983,963	186,839	31,950,364
Claire W. Gargalli	332,806,723	13,902,531	188,635	31,950,364
Pierre H. Jungels	335,345,218	11,358,593	194,078	31,950,364
James A. Lash	341,225,305	5,475,577	197,007	31,950,364
J. Larry Nichols	329,750,988	16,955,903	190,998	31,950,364
James W. Stewart	336,780,452	9,934,592	182,845	31,950,364
Charles L. Watson	341,786,868	4,926,892	184,129	31,950,364

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
279,705,915	66,867,524	324,450	31,950,364

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2016 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
375,542,708	2,928,194	377,351	-

The number of votes for, against, abstentions and broker non-votes with respect to the stockholder proposal regarding a majority vote standard for all non-binding stockholder proposals was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
25,097,841	321,337,420	462,628	31,950,364

Item 7.01 Regulation FD Disclosure.

On May 25, 2016, the Company issued a news release announcing organizational and leadership changes.

A copy of the news release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference herein. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On May 24, 2016, the Board of Directors elected Martin S. Craighead as Chairman of the Board of Directors and J. Larry Nichols as Lead Director. The Board of Directors also approved the following committee assignments.

Audit/Ethics Committee	Compensation Committee	Executive Committee	Finance Committee	Governance and HS&E Committee
Larry D. Brady	Gregory D. Brenneman	Clarence P. Cazalot, Jr.	William H. Easter III	Lynn L. Elsenhans
Gregory D. Brenneman	Clarence P. Cazalot, Jr.	Martin S. Craighead *	Lynn L. Elsenhans *	Anthony G. Fernandes
Clarence P. Cazalot, Jr.	William H. Easter III	J. Larry Nichols	Pierre H. Jungels	James A. Lash
James A. Lash *	Anthony G. Fernandes *	James W. Stewart	James W. Stewart	J. Larry Nichols *
J. Larry Nichols	Claire W. Gargalli	Charles L. Watson	Charles L. Watson
Pierre H. Jungels

* Denotes Chair

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment and Restatement of the Baker Hughes Incorporated Executive Severance Plan, effective May 24, 2016

10.2	Form of Baker Hughes Incorporated Restricted Stock Award Agreement and Terms and Conditions for officers pursuant to the 2002 Director & Officer Long-Term Incentive Plan

99.1	News release of Baker Hughes Incorporated dated May 25, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: May 25, 2016	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

Exhibit Index

10.1	Amendment and Restatement of the Baker Hughes Incorporated Executive Severance Plan, effective May 24, 2016
10.2	Form of Baker Hughes Incorporated Restricted Stock Award Agreement and Terms and Conditions for officers pursuant to the 2002 Director & Officer Long-Term Incentive Plan
99.1	News release of Baker Hughes Incorporated dated May 25, 2016